TRINITY CAPITAL CORPORATION REVIEW

Annual Meeting May 19, 2011

NATIONAL
MARKET

TRINITY CAPITAL CORPORATION

Real GDP
Percent change, annual rate
Actual
Forecast
6
4
2
0
-2
-4
-6
-8
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
2011 Q4/Q4
2012 Q4/Q4
Blue Chip Economic Indicators
March
April

The outlook points to steady growth after a softer first quarter.
Source: Federal Reserve Bank of Kansas City
NATIONAL MARKET

TRINITY CAPITAL CORPORATION

Consumers are spending more as confidence levels gradually increase.

Retail Sales and Consumer Confidence

Percent change from a year ago
Index
Consumer Confidence (right axis)
Retail Sales (left axis)
15
10
5
0
-5
-10
-15
120
100
80
60
40
20
0
Feb-06
Feb-07
Feb-08
Feb-09
Feb-10
Feb-11

Source: Federal Reserve Bank of Kansas City
NATIONAL MARKET

TRINITY CAPITAL CORPORATION

Unemployment and Nonfarm Payroll Employment
Percent
Thousands of jobs, monthly change
12
10
8
6
4
2
0
500
250
0
-250
-500
-750
-1000
Unemployment rate (March 8.8%) (left axis)
Private nonfarm payrolls (March 230k) (right axis)
2007
2008
2009
2010
2011

Labor market conditions have brightened.
Source: Federal Reserve Bank of Kansas City
NATIONAL MARKET

TRINITY CAPITAL CORPORATION

Mortgage Foreclosure/Delinquency Rates
U.S. and New Mexico
Percent
Percent
US 90-days Past Due
US 90-days Past Due and In Foreclosure
NM 90-days Past Due
NM 90-days Past Due and In Foreclosure
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010

Critical peak in past due and foreclosure rates - shadow inventory remains a concern.
Source: Federal Reserve Bank of Kansas City
NATIONAL MARKET

TRINITY CAPITAL CORPORATION

Inflation
Percent change from year ago
Percent
Overall PCE Inflation
Core PCE Inflation
5
4
3
2
1
0
-1
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11

Inflation pressures remain subdued.
Source: Federal Reserve Bank of Kansas City
PCE = PERSONAL CONSUMPTION EXPENDITURES

NATIONAL MARKET

RISKS TO RECOVERY
❖  Rising Interest Rates (Mortgage Rates)
❖  Rising Interest Rates (Mortgage Rates)
❖  Rising Energy/Commodity Prices
❖  Rising Energy/Commodity Prices
❖  International Instability
❖  International Instability
❖  Federal/State/Local Budget Overhang
❖  Federal/State/Local Budget Overhang
❖  Household De-Leveraging Takes Longer than Expected
❖  Household De-Leveraging Takes Longer than Expected
❖  Short Expansion
❖  Short Expansion
Source: Federal Reserve Bank of Kansas City

NATIONAL MARKET

WHAT MAKES RECOVERY
SUSTAINIBLE
Source: Federal Reserve Bank of Kansas City
❖ Strong Financial Position of Corporate Sector
❖ Strong Financial Position of Corporate Sector
❖ Resumption of Household Debt Growth
❖ Resumption of Household Debt Growth
❖ Growing Replacement Needs - Households/Firms
❖ Growing Replacement Needs - Households/Firms
❖ Virtuous Cycle - Capitalism, Invisible Hand
❖ Virtuous Cycle - Capitalism, Invisible Hand

NATIONAL MARKET

MARKET SHARE - LOS ALAMOS
STATE
MARKET

TRINITY CAPITAL CORPORATION

Total Nonfarm Employment
Seasonally Adjusted
Index: Feb-06=100
Index
112
110
108
106
104
102
100
98
96
94
Feb-06
Feb-07
Feb-08
Feb-09
Feb-10
Feb-11
Wyoming
Nebraska
Oklahoma
Colorado
Kansas
New Mexico
Missouri

12

New Mexico is Among the Weakest Labor Markets in the 10th
District
Source: Federal Reserve Bank of Kansas City
STATE MARKET

TRINITY CAPITAL CORPORATION

Foreclosure Rate – 2010 Q4
1.57%
1.63%
2.53%
2.43%
2.15%
3.46%
3.14%
Legend
1% to 2%
2% to 3%
3% to 4%
4% to 5%
Higher than 5%

Foreclosure rates in New Mexico are lower than many parts of the nation.
Source: Federal Reserve Bank of Kansas City

STATE MARKET

TRINITY CAPITAL CORPORATION

Home Price Appreciation – 2010 Q4
Percent change from five years ago
7.58%
-2.49%
-1.08%
3.47%
-7.54%
9.87%
-0.05%
Legend
5% and higher
0% to 5%
-10% to 0%
-10% to -20%
Lower than -20%

There have been large regional variations in home price
appreciation over the past 5 years.
Source: Federal Reserve Bank of Kansas City

STATE MARKET

LOCAL
MARKETS

LOS ALAMOS MARKET
❖  Stable Budget & Employment at LANL
❖  Stable Budget & Employment at LANL
❖  Housing
❖  Housing
❖  Lowest Unemployment in the State
❖  Lowest Unemployment in the State

LOCAL MARKETS

SANTA FE MARKET
❖  Unemployment Rate
❖  Unemployment Rate
❖  Tourism
❖  Tourism
❖  State Government Trends
❖  State Government Trends
❖  Housing
❖  Housing
❖  Commercial Real Estate
❖  Commercial Real Estate

LOCAL MARKETS

ALBUQUERQUE/RIO RANCHO MARKET
❖  Large Employers
❖  Large Employers
❖  Unemployment Rate
❖  Unemployment Rate
❖  Housing
❖  Housing
❖  Commercial Real Estate
❖  Commercial Real Estate

LOCAL MARKETS

ACCOMPLISHMENTS/RECOGNITION
❖ Best of Santa Fe 5 Years in a Row
❖ Best of Santa Fe 5 Years in a Row
❖ Bill Enloe Named 2010 Top CEO
❖ Bill Enloe Named 2010 Top CEO
❖ LANB - Leading NM Mortgage Lender
❖ LANB - Leading NM Mortgage Lender
❖ Bill Enloe Becomes a Corporate Hero
❖ Bill Enloe Becomes a Corporate Hero

LOCAL MARKETS

COMPANY
PERFORMANCE

TRINITY CAPITAL CORPORATION

In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	2006	2007	2008	2009	2010	*Q1 2011
TCC	10,311	13,329	7,999	3,176	1,683	8,344

PROFITABILITY
*1st Quarter 2011 Results Annualized
NET INCOME

TRINITY CAPITAL CORPORATION

100%
90%
80%
70%
60%
50%

	2006	2007	2008	2009	2010	Q1 2011
TCC	60.2%	58.2%	64.7%	58.3%	68.7%	73.4%
BHCPR Peer	62.5%	65.9%	72.1%	78.3%	71.4%	unavailable
SNL Peer	53.5%	56.6%	61.0%	68.2%	84.9%	93.8%

Lower ratio = Better

PROFITABILITY
EFFICIENCY RATIO

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B
SNL Peer = $1 to $5B located in NM, CO, AZ, UT and NV

TRINITY CAPITAL CORPORATION

7%
6%
5%
4%
3%
2%
1%
0%

	2006	2007	2008	2009	2010	*Q1 2011
TCC	0.7%	1.0%	2.6%	4.9%	4.6%	5.5%
BHCPR Peer	0.5%	1.0%	2.3%	3.3%	3.3%	unavailable
SNL Cust	0.5%	0.9%	2.5%	5.4%	6.3%	6.6%

Lower = Better

PROFITABILITY
NON-PERFORMING ASSETS/TOTAL ASSETS

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B
SNL Peer = $1 to $5B located in NM, CO, AZ, UT and NV

TRINITY CAPITAL CORPORATION

In thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	2006	2007	2008	2009	2010	*Q1 2011
Provision	5,172	4,200	8,183	26,024	20,258	5,800
Reserve	12,167	13,533	15,230	24,504	28,722	28,384

**1st Quarter 2011 Provision Annualized*

PROFITABILITY
LOAN LOSS PROVISION/LOAN LOSS RESERVE

TRINITY CAPITAL CORPORATION

11%
10%
9%
8%
7%

	2006	2007	2008	2009	2010	Q1 2011
TCC	8.0%	8.2%	8.4%	9.6%	9.8%	10.5%
BHCPR Peer	9.0%	8.9%	8.6%	8.6%	9.0%	unavailable
SNL Peer	7.7%	7.9%	8.1%	8.2%	7.4%	7.6%

CAPITAL
LEVERAGE CAPITAL RATIO

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B
SNL Peer = $1 to $5B located in NM, CO, AZ, UT and NV

TRINITY CAPITAL CORPORATION

In thousands
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000

	2006	2007	2008	2009	2010	Q1 2011
TCC	107,125	116,908	119,421	157,945	157,985	159,990

CAPITAL
TOTAL TIER 1 CAPITAL

CHALLENGES

CHALLENGES
❖ FNMA
❖ FNMA
❖ Interest Rates
❖ Interest Rates
❖ Regulatory Changes
❖ Regulatory Changes
❖ Continued Economic Recovery
❖ Continued Economic Recovery
❖ Capital Formation
❖ Capital Formation

OPPORTUNITIES

OPPORTUNITIES
❖ Competitive Mix
❖ Competitive Mix
❖ Size
❖ Size
❖ Expertise
❖ Expertise
❖ Technology
❖ Technology
❖  Reputation
❖  Reputation

QUESTIONS